UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2006

BRIGHAM EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-22433	75-2692967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bridgepoint Parkway Building Two, Suite 500 Austin, Texas 78730
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (512) 427-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 15, 2006, the Audit Committee engaged KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2006 and dismissed PricewaterhouseCoopers LLP (“PWC”), our previous independent registered public accounting firm.

During the fiscal years ended December 31, 2005 and 2004, and through June 15, 2006, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to their satisfaction, would have caused them to make reference thereto in its reports on the consolidated financial statements for such years.

The PWC reports on the consolidated financial statements of Brigham Exploration Company and subsidiaries as of and for the years ended December 31, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2005 and 2004, and through June 15, 2006, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except for a material weakness as of December 31, 2004 regarding the lack of effective controls over the accounting for depletion expense and accumulated depreciation in accordance with accounting principles generally accepted in the United States of America.  Such material weakness is described in Item 9A, the “Controls and Procedures” section of our Annual Report on Form 10-K for the year ended December 31, 2004.  The Audit Committee discussed the material weakness with PWC and has authorized PWC to respond fully to the inquiries of KPMG concerning such material weakness.  As described in our 2005 Annual Report on Form 10-K, we concluded that our disclosure controls and procedures, as well as our internal control over financial reporting, were effective as of December 31, 2005.

PWC has been asked to furnish us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of that letter, dated June 20, 2006, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2005 and 2004, and through June 15, 2006, we did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit 16.1 Letter dated June 20, 2006 to the Securities and Exchange Commission from PricewaterhouseCoopers LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY

Date: June 20, 2006	By:	/s/ Eugene B. Shepherd, Jr.

Eugene B. Shepherd, Jr.
Executive Vice President &
Chief Financial Officer

INDEX TO EXHIBITS

Item Number	Exhibit

16.1	Letter dated June 20, 2006 to the Securities and Exchange Commission from PricewaterhouseCoopers LLP.